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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form 8-K (File No. 0-29204), of our report, dated February 8, 1999 on our audits of the financial statements of Ganymede Corporation for the year ended December 31, 1998.



/s/ Ostrow, Reisin, Berk & Abrams, Ltd.
    Chicago, Illinois


    July 8, 1999